Exhibit 99.1 INVESTOR PRESENTATION March 2022 NYSE: DINO

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “will”, “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HF Sinclair Corporation (“HF Sinclair”) and/or Holly Energy Partners, L.P. (“HEP”), and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date thereof, are not guarantees of future performance and involve certain risks and uncertainties. All statements concerning HF Sinclair’s expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Although we believe that the expectations reflected in these forward- looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of HF Sinclair and HEP to successfully integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair transactions or on the expected timeline, risks relating to the value of HF Sinclair common stock and the value of HEP’s common units from sales by the Sinclair holders following the closing of the Sinclair transactions, the ability of HF Sinclair to successfully integrate the operation of the Puget Sound refinery with its existing operations, the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand, and increasing societal expectations that companies address climate change, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand, the effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, the availability and cost of financing to HF Sinclair and HEP, the effectiveness of HF Sinclair’s and HEP’s capital investments and marketing strategies, HF Sinclair's and HEP’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s and HEP’s ability to complete announced capital projects, such as the construction of the Artesia renewable diesel unit, on time and within capital guidance, HF Sinclair’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects, the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyberattacks and the consequences of any such attacks, uncertainty regarding the effects and duration of global hostilities and any associated military campaigns, which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital, general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States, a prolonged economic slowdown due to the COVID-19 pandemic which could result in an impairment of goodwill and/or long-lived asset impairments, and other financial, operational and legal risks. Additional information on risks and uncertainties that could affect the business prospects and performance of HF Sinclair and HEP is provided in the most recent reports of HF Sinclair and HEP filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary

Positioned for Value Across All Segments



REFINING

- 7 refineries in the Mid-Continent, West and Pacific Northwest regions
- 678,000 BPD[1] of refining capacity
- Flexible refining system with fleet wide discount to WTI
- Premium product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Puget Sound Refinery acquisition closed November 1, 2021


Sinclair

MARKETING

- Iconic DINO brand and customer loyalty
- Over 300 distributors and over 1,300 branded retail sites located across 30 states from coast to coast
- ~300 branded sites under license program outside of supply footprint
- Sinclair branded wholesale business generates an uplift versus unbranded sales



RENEWABLES

- 10,000 BPD[1] Renewable Diesel Unit at Sinclair, WY Refinery
- 6,000 BPD[1] Renewable Diesel Unit at Cheyenne, WY Refinery completed in Q4 2021
- Construction of 9,000 BPD[1] Renewable Diesel Unit at Artesia, NM Refinery expected to be completed in Q2 2022
- Pre-Treatment Unit at Artesia, NM Refinery completed in March 2022
- Construction of Pre-Treatment Unit at Sinclair, WY Refinery expected to be completed in 2H 2022



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 BPD[1] of production capacity
- Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- One of the largest North American white oil & group III base oil producers



MIDSTREAM

- Operate crude and product pipelines, loading racks, processing units, terminals and tanks in and around HF Sinclair's refining assets
- HF Sinclair owns 47% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Approximately 76% of revenues tied to long term contracts and minimum volume commitments[2]

3

HF Sinclair

1. *BPD: Barrels per day (see definitions in Appendix).*
2. *As of December 31, 2021.*

HF Sinclair Asset Footprint 4 Note: Renewable Diesel Unit at Artesia, NM expected to be completed in 2Q 2022.

Environmental, Social and Governance (ESG)

Environmental

Reduction in GHG emissions

- Significant investment in 3 Renewable Diesel Projects: Sinclair, Wyoming, Artesia, New Mexico and Cheyenne, Wyoming. Renewable diesel produces cleaner burning fuel with 50% lower GHG emissions than conventional diesel

35% reduction in combined NO_X, SO_2, CO, $PM_{2.5}$ and VOC emissions since 2011[1]

- Purchase of steam from Covanta Tulsa's Energy-from-Waste power generation process to run the Tulsa refinery
- Water conservation projects at Woods Cross refinery recaptures water condensate and reroutes cooling water streams for reuse in our water systems helping reduce fresh water consumption by ~10%
- Producing Tier 3 fuels at Woods Cross refinery that when coupled with a Tier 3 vehicle will help reduce sulfur emissions by up to 80%
- Development of SonneNatural, 100% vegetable-based products that are 100% natural in origin (ISO 16128 score of 100%)

Social

Annual Sustainability Report highlighting ESG efforts[1]

- 20% reduction in Tier 1 & 2 process safety incidents since 2019
- 34% reduction in Refining (employee and contractor) OSHA injury rate vs 2019

"One HF Sinclair Culture" program instilled at every level with focus and commitment to safety, integrity, teamwork, ownership and inclusion

- Active volunteering and philanthropic involvement in communities where we operate
- Commitment to attracting, retaining and developing a diverse and inclusive workforce
- Supporting our employees and communities by investing in racially and ethnically underrepresented groups, women, and veterans through program sponsorships

Governance

Board leadership provides significant industry expertise, alongside diverse business, financial and EHS expertise

- Environmental, Health, Safety, and Public Policy Committee at Board level
- 10 of 12 directors independent, including chair
- 2 female board members
- 2 ethnically diverse board members
- Long standing commitment to ethical behavior is inherently tied to how we do business
- Code of Business Conduct and Ethics among governing principles

Executive compensation strongly aligned with shareholders and long-term performance

- ROCE, TSR, Operational Efficiency, and Safety drive performance pay

5

1. *Please see HFC 2020 Sustainability Report for additional ESG related information. https://hollyfrontier.com/sustainability/sustainability-report/default.aspx*

HF Sinclair

Refining Overview Expanded Footprint centered around Mid-Continent, Southwest, Rocky Mountain and Pacific Northwest with 678,000 BPD oil processing capacity West Region Mid-Continent Region Puget Sound Refinery (Anacortes, WA) El Dorado Refinery (El Dorado, KS) § 149,000 BPD capacity § 135,000 BPD capacity § Crude slate: Canadian mixed sweet and sour and Alaskan North § Crude slate: WCS, Bakken and Permian sour crude Slope crude § Distributes to high-margin markets in CO, and Mid- § Distributes to high-margin markets in WA, OR, and British Columbia Continent states Navajo Refinery (Artesia, NM) Tulsa Refinery (Tulsa, OK) § 100,000 BPD capacity § 125,000 BPD capacity § Crude slate: Permian sweet and sour crude§ Crude slate: Domestic sweet with up to 10,000 BPD of WCS crude § Distributes to high-margin markets in AZ, NM, and west TX § Distributes to Mid-Continent states Sinclair Refinery (Sinclair, WY) § Integrated refinery with base oil and lubricant § 94,000 BPD capacity production § Crude slate: Canadian heavy and Rockies sweet crude § Distributes to high-margin markets in greater Rocky Mountain region Woods Cross Refinery (Salt Lake City, UT) § 45,000 BPD capacity § Crude slate: Regional sweet and heavy crude § Distributes to high-margin markets in UT, ID, NV, WY, and eastern WA Casper Refinery (Casper, WY) § 30,000 BPD capacity § Crude slate: Rockies sweet § Distributes to high-margin markets in greater Rocky Mountain region 6

Crude and Product Advantage Proximity to North American Crude High Value Premium Product Markets Production 1 Regional Gasoline Pricing vs Gulf Coast Laid-In Crude Advantage 2017 2018 2019 2020 2021 Average $25 § Refinery location and configuration enables fleet- $13.11 $20 wide crude slate discounts to WTI $12.49 $13.23 $15 § Approximately 140,000 – 160,000 barrels per day $7.22 $10 Canadian, primarily heavy sweet and sour crude $1.05 $1.30 $5 § Approximately 140,000 – 160,000 barrels per day $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC of Permian crude $(5) Estimated 2022 Average Crude Slate 2 Regional ULSD Pricing vs Gulf Coast 2017 2018 2019 2020 2021 Average 3% $25 7% $20 Sweet $14.19 $15 16% Sour $7.98 $9.62 47% $10 Heavy $5.96 $1.50 $0.96 $5 Wax Crude $- Other Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 27% $(5) 7 1. Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2. Source: GlobalView

Refining Segment Earnings Power 1 2 Mid-Cycle Refining EBITDA HF Sinclair Consolidated 3-2-1 Index $/Barrel Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 $21.26 $21.17 $21.03 $20.62 Product Transportation to HFC Markets $4.00 $20 $19.14 HFC Index $18.00 Capture Rate 70% Realized Gross Margin Per Barrel $12.60 $14.44 $15 Operating Expense Per Barrel $6.00 Target Throughput 640,000 $12.19 Refining SG&A (millions) $175 Mid-Cycle Refining EBITDA ~$1.35 B $10 2015 2016 2017 2018 2019 2020 2021 8 1. Illustrative Mid-Cycle Refining EBITDA based on management’s current expectations. 2. 2021 includes November and December contribution from Puget Sound Refinery and does not include the Sinclair or Casper refineries acquired from Sinclair in March 2022.

Marketing Overview



Diversifying with HF Sinclair's Iconic Brand and Integrated Distribution Network

Provides a consistent sales channel for produced fuels with stable margins as well as additional earnings from brand licensing and credit card programs

Footprint:

- Iconic DINO brand
- 300+ distributors and 1,300+ wholesale branded sites located across 30 states
- Over 2B gallons per year of branded fuel sales
- ~300 sites branded under a license program outside supply footprint

Financial Highlights:

- Provides further advantage through RIN generation
- Additional margin from branded credit card program
- Sinclair branded wholesale business generates an uplift versus unbranded sales

Driving growth and leveraging increased distribution network

- Downward integration of legacy HollyFrontier products
- Opportunities with accelerated brand growth across HF Sinclair products and geographies
- Significant RIN generation through distribution network


Sinclair

9

HF Sinclair

Marketing Footprint 1 Broad Reach of Branded Retail Sites with Opportunity for Expansion within Current Asset Footprint 10 1. Reflective of independent branded and licensed sites that are not owned or operated by HF Sinclair Corporation.

Renewables Overview



Creating Large Scale Leading Renewables Business

- A leading U.S. producer of Renewable Diesel with 3 production facilities
- ~380 million gallons of expected renewable diesel annual production
- 2 pre-treatment units providing significant feedstock flexibility[1]
- Size and scale support operational synergies
- Plan to expand the renewables segment to become a meaningful part of HF Sinclair's cash flow and diversify from traditional petroleum fuels refining
- Consumer preference for low carbon fuels continues to grow, driving expansion of government renewable fuel programs, requirements and incentives to more states in the United States and across the world
- HF Sinclair can leverage utilities and infrastructure at existing refineries for renewables production
- Integrated solution to the Renewable Fuels Standard (RFS)
- Strengthens ESG profile

Renewable Diesel Defined

- Renewable diesel is a cleaner burning fuel with over 50% lower greenhouse (GHG) emissions than conventional diesel
- Renewable diesel is not biodiesel
    - Same feedstock
    - Different process
    - Chemically identical to conventional diesel
    - No blend limit, existing diesel fleet can run 100% with no risk to engine operation

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1. *Artesia PTU completed in March 2022 and Sinclair PTU expected to be complete in 2H 2022.*

HF Sinclair

Renewable Diesel Asset Profile



HF Sinclair expected to produce ~380 million gallons of renewable diesel annually

Renewable Diesel Units

Sinclair Renewable Diesel Unit

- 10,000 BPD RDU co-located at Sinclair, WY refinery
- Operational since 2018
- LCFS program pathways in California and British Columbia

Cheyenne Renewable Diesel Unit

- 6,000 BPD RDU
- HF Sinclair converted existing hardware to produce renewable diesel
- Completed: Q4 2021

Artesia Renewable Diesel Unit

- 9,000 BPD RDU co-located at Navajo refinery
- Includes rail infrastructure and storage tanks
- Existing hydrogen and utilities provided by the refinery
- Expected completion date: Q2 2022

Pre-Treatment Units

- Pre-treatment capacity allows our Renewable Diesel Units to process a variety of feedstocks
- Target the processing of lower CI distillers corn oil, tallow and lower priced degummed soybean

Artesia Pre-Treatment Unit

- Completed: March 2022
- Co-located at Artesia, NM Refinery

Sinclair Pre-Treatment Unit

- Construction in progress; expected completion date: 2H 2022
- Co-located at Sinclair, WY Refinery

12

HF Sinclair

Lubricants & Specialties Integrated Model from Crude to Finished Products • Rack Back captures the value between feedstock cost and base oil market prices (elastic index pricing) • Rack Forward captures the value between base oil market prices and product sales revenues from customers (inelastic index pricing) RACK BACK RACK FORWARD Base Oil Blending Distribution R&D Marketing Sales Production & Packaging Finished Lubricants & Greases VGO/HCB Petrolatums Mississauga Base Oil Plant Sodium Sulfonates Waxes White Oils rd 3 Party Specialty Base Oil Products Base Oil Mississauga Sonneborn Red Giant Facility Facilities Facilities Base Oil 13

Lubricants & Specialty Products Diverse Suite of Products Supplied to Major Industrial and Consumer Brands Brands • Finished Lubricants & • Finished Lubricants & • Finished Products & • Specialty Products Greases Greases Greases • Waxes • Specialty Products • Waxes • Base Oils Product • Waxes • White Oils Type • White Oils • Petrolatums • Base Oils • Specialty Products • Consumer Discretionary • Communications • Consumer Staples • Consumer Staples • Energy • Consumer Discretionary • Industrials • Industrials Customer • Healthcare • Consumer Staples • Materials • Materials Base • Industrials • Energy • Materials • Healthcare • Utilities • Industrials Tire Protectants Heavy Duty Engine Oils Petroleum Jellies Locomotive Engine Oils Candle Waxes Hydraulic Lubrication Fluids Food Waxes Gear Oils Applications Lubricants & Protective Greases Cosmetics Agriculture Solvents Asphalt Modifiers 14

Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in an average margin uplift of ~$50/bbl Margin Value $/bbl 2021 Product Slate by Volume Finished Lubricants & Greases Coproducts 23% Petrolatums Base Oils 27% Waxes Petrolatums 3% Waxes 5% White Oils Specialty Products 15% White Oils 10% Specialty Products Finished Lubes & Greases 17% Base Oils 15 Note: Coproducts consist of Distillates, Intermediates and LPGs.

Rack Forward Multiple Up-Lift Segment(s) Multiple Margin Profile Peer Group Integrateds: BP, CVX, SHEL, XOM Refining & 5-7x Variable Rack Back Refiners: CLMT, CVI, DK, MPC, PBF, PSX, VLO DKL, MPLX, PBFX MLP 6-9x Stable FPE GY, IOSP, KWR, NEU, VVV Rack Forward 10-13x Stable 16 Note: Multiple represents range of EV/EBITDA multiples for referenced peer group.

Lubricants & Specialties Mid-Cycle Rack Forward EBITDA Mid-Cycle Rack Forward § RF Adjusted EBITDA Margin 11-16% Adjusted EBITDA ($ in $265 § Annual SG&A $190 - $200MM millions) § Annual DD&A $80 - $90MM Target Multiple 11x § Upside with Organic Growth and M&A Opportunities Enterprise Value $2,915 ($ in millions) 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM 17 Note: Illustrative Mid-Cycle EBITDA based on management’s expectations.

Holly Energy Partners (HEP) Company Profile § A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HF Sinclair COMPANY Corporation’s refining assets in high growth markets OVERVIEW § Assets strategically located in core growth areas in the Mid-Continent, Southwest (NYSE: HEP) and Northwest regions of the United States § 47% owned by refining parent HF Sinclair Corporation (NYSE:DINO) § Revenues are nearly 100% fee-based with de minimis commodity risk § Customer base consisting of refining companies (contracts not with E&Ps) STABLE § Minimum Volume Commitments (MVCs) comprise approximately 76% of total EARNINGS 1 revenue § Substantially all MVC revenues tied to PPI or FERC § Target distribution coverage of at least 1.3x § Target leverage: 3.0-3.5x FINANCIAL § Self-funding model to cover all capital expenditures and distributions with cash TARGETS & flow from operations GUIDANCE § Maintain distribution of $1.40 (annualized) per unit for 2022 2 § Expect Pro Forma Further Adjusted EBITDA to be $400 - $450 million § Maintain Balance Sheet flexibility BALANCE § Operate within free cash flow while reducing leverage SHEET § HEP Corporate Credit Ratings: S&P BB+, Moody’s Ba2, Fitch BB+ HIGHLIGHTS § No maturities until 2025 18 1. As of December 31 2021, per HEP’s Form 10-K for the year ended December 31, 2021. 2. See slide 32 for Further Adjusted EBITDA reconciliation.

HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminalling assets that support HF Sinclair’s refining and marketing operations in the Mid- Continent, Southwest and Northwest regions of the United States § Approximately 4,400 miles of crude oil and petroleum product pipelines § Approximately 18.5 million barrels of refined product and crude oil storage with 19 terminals and 7 loading rack facilities in 13 western and mid-continent states § Refinery processing units in Woods Cross, UT and El Dorado, KS § 50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming. § 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135-mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas § 50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 50- mile, 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma § 49.995% joint venture interest in Pioneer Investments Corp. – the owner of a 310-mile, 65,000 barrel per day refined product pipeline from Sinclair, Wyoming to the North Salt Lake Terminal with 655,000 barrels of refined product storage capacity § 25.06% joint venture interest in Saddle Butte Pipeline III, LLC – the owner of a 220 mile, 60,000 barrel per day crude oil pipeline from the Powder River Basin in Wyoming to Casper, Wyoming and 160,000 barrels of crude oil storage at the Highland Flats Terminal in Wyoming 19

HEP Ownership Structure HF SINCLAIR Corporate Ratings: Baa3/BBB- /BBB- CORPORATION 99.999% (HF Sinclair) interest GENERAL PARTNER (GP) 1 59,630,030 HEP units Non-economic 1 HOLLY LOGISTIC 47% LP interest GP Interest PUBLIC 3 $988mm Value SERVICES L.L.C. HOLLY ENERGY 1,2 66,810,171 HEP units PARTNERS, L.P. (HEP) 1 53% LP interest 3 $1,114mm Value 4 Total Revolver: $1,200mm 5 Notes Issued: $500mm 100% Corporate Ratings: Ba2/BB+/BB+ interest Expected Issue Ratings: Ba3/BB+/BB+ 1) As of December 31, 2021 for legacy HFC unitholders 2) Public ownership Includes 21 million units issued to HOLLY ENERGY Pro Forma Leverage: 4.0x The Sinclair Companies as consideration for the FINANCE CORP. (HEF) Sinclair assets acquired by HEP 3) Based on HEP unit closing price on March 11, 2022 4) HEP is the revolver borrower 5) HEF and HEP are joint issuers of the notes 20

HEP Avenues for Growth DROPDOWNS FROM HF ORGANIC EXTERNAL TRANSACTIONS SINCLAIR § Leverage HEP’s § Pursue logistics assets in § Partnering with HF existing footprint to HEP’s current geographic Sinclair to build and/or capitalize on region acquire new commercial assets/businesses § Replace incumbent HF opportunities Sinclair service providers § Target high tax basis § Contractual with HEP assets with durable cash PPI/FERC escalators flow characteristics that § Leverage HF Sinclair also add to HF Sinclair § Replace incumbent refining and commercial EBITDA HF Sinclair service footprint providers with HEP § Participate in expected MLP sector consolidation Example: Frontier Example: Cushing Connect JV Example: El Dorado Pipeline Expansion Processing Unit 21

Sinclair Acquisition Highlights



Expansive Network of Crude and Products Assets in Key Demand Centers

Pipelines

- 1,200 miles of pipelines
- Regional crude gathering system for Sinclair's refineries and 3rd parties
- Refined product outlets for Sinclair's refineries

Terminals

- 8 product terminals and 2 crude terminals with 4.5 million barrels of operated storage
- Product distribution and crude gathering for Sinclair and 3rd parties

Joint Ventures

- Saddle Butte Pipeline (25.06% Sinclair non-operated interest)
- Pioneer Pipeline (49.995% Sinclair non-operated interest)
- UNEV Pipeline (25% Sinclair non-operated interest)

Combined Company

- Expected pro forma Further Adjusted EBITDA $400-$450 million[1]
- 70-75% of revenues tied to long-term MVCs
- Enhanced scale and earnings power
- Combined ~4,400 miles of pipeline and 19 terminals
- Increased ownership in UNEV pipeline, interests in other strategic joint ventures
- Integrated system with expansive logistics network connecting key Rockies crude and product regions expected to enhance flexibility

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1. *See slide 32 for Further Adjusted EBITDA reconciliation.*

HF Sinclair

HEP Pro Forma Earnings Profile[1]



Incremental Earnings Uplift

- Expected $70-80 million of adjusted EBITDA uplift from Sinclair's midstream assets
  - Amount differs from historical results, reflecting new minimum volume commitments to be entered into between HEP and HF Sinclair, expected growth in JV earnings, and the exclusion of transaction-related expenses
- Consistent with HEP's current business model, 70-75% of expected revenues from Sinclair midstream assets to be supported by long-term minimum volume commitments with HF Sinclair



~25% increase
$359
$346
$339
$339
$75
2019A
2020A
2021A
2021 Pro Forma
HEP Adjusted EBITDA
Incremental Sinclair Further Adjusted EBITDA

HEP 2021A Adjusted EBITDA:
$339 million

+

Incremental Sinclair Further Adjusted EBITDA:
~$70 - $80 million

=

HEP Pro Forma Further Adjusted EBITDA:
$400-$450 million

23

1. See slide 32 for Adjusted EBITDA and Further Adjusted EBITDA reconciliations.

HF Sinclair

1 HEP Capital Allocation Strategy Transaction Visible Deleveraging Sustainable Increase Delivers: Pathway Free Cash Flow unitholder returns Near-term Mid to Long-term Strategy § Continue to reduce leverage§ Focus on funding all capex and distributions within operating cash flow § Pay sustainable quarterly distribution of $0.35/unit§ Reduce leverage to 3.0x-3.5x § Maintain distributable cash flow coverage of at least 1.3x 24 1. Based on management’s current estimates and expectations.

FINANCIAL STRATEGY RATEGY

Driving Significant Uplift to Free Cash Flow 1 Mid-Cycle Adjusted EBITDA Uplift : ($mm's) HFC PSR Sinclair HF Sinclair REFINING $1,000 $175 $175 $1,350 MIDSTREAM $350 $75 $425 RENEWABLES $250 $150 $400 MARKETING $50 $50 LUBRICANTS $250 $250 EXPECTED ANNUAL SYNERGIES $100 2 TOTAL ADJUSTED EBITDA $1,850 $175 $450 $2,575 3 (DEPRECIATION AND AMORTIZATION ) $(375) $(40) $(175) $(590) PRE-TAX INCOME $1,475 $135 $275 $1,985 4 (INCOME TAX PROVISION ) $(354) $(32) $(66) $(476) FREE CASH FLOW $1,121 $103 $209 $1,509 26 1. Mid-cycle Adjusted EBITDA and Depreciation and Amortization based on management’s current estimates and expectations. Please see appendix for Non-GAAP definitions. 2. Adjusted EBITDA is the equivalent of pre-tax Cash Flow from Operations. 3. Depreciation and Amortization is equal to estimated mid-cycle capital expenditures. 4. Based on a 24% corporate tax rate.

Sinclair Acquisition Synergies Transaction to Drive Cost Savings & Efficiencies Annual Synergies Expected within two years $20 million $40 million $100 million $40 million Commercial Operating expense SG&A improvements reductions § Downward integration of § Renewable diesel logistics § Corporate savings Branded Wholesale business optimization § Improved procurement § Improved cost profile from Renewable Diesel offtake and activities feedstock advantages 27 1. Based on management’s current estimates and expectations.

1 Capital Allocation Strategy Free Cash Flow Drives Capital Returns & Balanced Capital Allocation Transaction Sustainable Free Cash Visible Deleveraging Increase shareholder Delivers: Flow Pathway returns Near-term Mid-term Long-term by Q1 2023 2023 and Beyond by Q2 2022 $1 Billion of cash 50% Payout Ratio Reinstate $0.35 return (both (dividends + regular quarterly dividends and repurchases) of dividend (no later repurchases) over adjusted Net Income than Q2 2022) next 12 months (Q1 2023) Maintain Investment Grade Credit Ratings S&P (BBB-), Moody’s (Baa3) and Fitch (BBB-) 28 1. Based on management’s current estimates and expectations.

APPENDIX RATEGY

HF Sinclair Capital Structure Strengthening Credit Profile through Reduced Leverage, Increased Scale and Portfolio Diversification HFC Consolidated Capital Structure: As of 12/31/2021 ($mm's) HFC Sinclair HF Sinclair Pro-Forma Cash and Cash Equivalents $234 $93 $328 HOLLYFRONTIER CORPORATION HFC 2.625% Senior Notes due 2023 $350 $350 HFC 5.875% Senior Notes due 2026 $1,000 $1,000 HFC 4.500% Senior Notes due 2030 $400 $400 HFC LONG TERM DEBT $1,750 $1,750 HOLLY ENERGY PARTNERS HEP 5.000% Senior Notes due 2028 $500 $500 HEP Credit Agreement (matures 7/2025) 840 $325 $1,165 HEP LONG TERM DEBT $1,340 $325 $1,665 Consolidated Debt (excludes unamortized discount) $3,090 $325 $3,415 1 Stockholders Equity (includes NCI) $6,294 $2,384 $8,678 Total Capitalization $9,384 $12,093 Consolidated Debt / Capitalization 33% 28% Consolidated Net Debt / Capitalization 30% 26% 2 CONSOLIDATED TOTAL LIQUIDITY $1,944 $1,713 30 1. Pro-forma stockholders equity assumes equity issuance of 60.2mm HF Sinclair shares and 21mm HEP LP units as of the close on December 31, 2021. 2. Includes availability from $1.35B HFC revolving credit facility and $1.2B HEP revolving credit facility.

Sinclair Transaction Overview

Creating a More Diverse, Downward Integrated Business with Scale

HollyFrontier Transaction

Structure & Purchase Price

- All-stock transaction, with a transaction value of ~$2.1 billion based on HFC closing stock price on March 11, 2022
- Includes the creation of a new public holding company: HF Sinclair Corporation ("HF Sinclair")
- Legacy HFC shareholders own 73% equity of HF Sinclair (~163.0mm shares)
- Sinclair owners received 27% of HF Sinclair equity (~60.2mm shares)
- Closed March 14, 2022, simultaneously with the HEP transaction

Leadership & Operations

- HollyFrontier senior management to lead combined company
- HQ in Dallas, TX, combined business offices in Salt Lake City, UT

Governance

- Appointed 2 Sinclair directors to HF Sinclair Board on March 15, 2022
- Customary lock up, voting and standstill restrictions and registration rights for Sinclair's owners' equity

Holly Energy Partners Transaction

Structure & Purchase Price

- Sinclair contributed all of the equity of Sinclair Transportation Company, which owns logistics assets, to HEP in exchange for cash and HEP common units, representing a transaction value of approximately $670 million based on the closing price of HEP units on March 11, 2022
- HEP funded the transaction with an equity issuance of 21 million common units and $321 million of cash, inclusive of working capital adjustments
- Closed March 14, 2022, simultaneously with the HollyFrontier transaction

Leadership & Operations

- HEP to continue operating as Holly Energy Partners, L.P. under existing senior management

Governance

- Appointed 1 Sinclair director to HEP Board on March 15, 2022
- Customary lock up, voting and standstill restrictions and registration rights for Sinclair's owners' equity

31
HF Sinclair

HEP Adjusted EBITDA Reconciliation Holly Energy Partners HEP HEP PF Sinclair 12/31/2021 12/31/2021 Net income attributable to the partners $ 214,946 $ 218,727 + Interest expense 5 3,818 76,055 - Interest income (29,925) (29,925) + State income tax expense 32 32 + Depreciation and amortization 9 3,800 109,961 EBITDA $ 332,671 $ 374,850 - Gain on sales-type leases (24,677) (24,677) - Gain on significant asset sales (5,263) (5,263) + Goodwill impairment 1 1,034 1 1,034 + Tariffs not included in revenues 3 1,863 3 1,863 - Lease payments not included in operating costs (6,425) (6,425) Adjusted EBITDA $ 339,203 $ 381,382 (1) Expected Sinclair EBITDA uplift 3 4,756 Further Adjusted EBITDA $ 416,138 1) Expected Sinclair EBITDA uplift reflects (1) the expected pricing uplift from new minimum volume commitments (“MVCs”) to be entered into between HEP and HF Sinclair for the acquired Sinclair logistics assets, (2) expected growth in equity in earnings from joint ventures associated capital investments and (3) the exclusion of non-recurring transaction-related expenses. The uplift was determined by applying market MVC contract rates to anticipated revenue from the new MVCs on the acquired Sinclair logistics assets. Consistent with HEP’s current business model, it is estimated that 70% to 75% of expected revenues from Sinclair logistics assets will be supported by long-term MVCs. We may not fully realize such pricing uplift within the anticipated timeframe, or may not do so at all. Accordingly, you should not view our presentation of this adjustment as a projection that we will achieve this pricing uplift. Our ability to realize this anticipated pricing uplift is subject to significant uncertainties and you should not place undue reliance on this or any other adjustment in evaluating our anticipated results. 32

Definitions FURTHER ADJUSTED EBITDA: Further Adjusted EBITDA is calculated as Adjusted EBITDA plus Expected Sinclair EBITDA uplift. Further BPD: the number of barrels per calendar day of crude oil or petroleum products. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Further Adjusted EBITDA calculation are derived Blenders Tax Credit (BTC): Federal tax credit where qualified biodiesel blenders are eligible for an income tax credit of $1.00 per from amounts included in our consolidated financial statements. Further Adjusted EBITDA should not be considered as an alternative to net income gallon of biodiesel or renewable diesel that is blended with petroleum diesel. or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Further Biodiesel (FAME): a fuel derived from vegetable oils or animal fats that meet the requirements of ASTM D 6751. Biodiesel is Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Further Adjusted EBITDA is presented here made through a chemical process called transesterification where glycerin is separated from the fat or vegetable oil leaving behind because it is a widely used financial indicator used by investors and analysts to measure performance. methyl esters (biodiesel) and byproduct glycerin. In the presentation I also refer to this as traditional biodiesel. Earnings Per Share (EPS): earnings per share is calculated as net income (loss) attributable to stockholders divided by the average number of California’s Low Carbon Fuel Standard (LCFS): California program that mandates the reduction in the carbon intensity of shares of common stock outstanding. transportation fuels by 20% by 2030 Free Cash Flow: calculated by taking operating cash flow and subtracting capital expenditures. Carbon Intensity (CI): the amount of carbon emitted per unit of energy consumed, under LCFS it is a “well-to-wheels” analysis of IDR: Incentive Distribution Rights greenhouse gas emissions in transportation fuel, meaning emissions are quantified from feedstock cultivation through combustion. Internal Rate of Return (IRR): a metric used in capital budgeting to estimate the profitability of potential investments. The internal rate of return is a California Air Resources Board (CARB): California’s clean air agency that administers the LCFS program. discount rate that makes the net present value (NPV) of all cash flows from a particular project equal to zero. Includes management’s assumption California Reformulated Gasoline Blend stock for Oxygenate Blending (CARBOB): a petroleum-derived liquid which is Lubricant: a solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial intended to be, or is represented as, a product that will constitute California gasoline upon the addition of a specified type and applications such as heat transfer, metalworking, rubber and other general process oil. percentage (or range of percentages) of oxygenate to the product after the product has been supplied from the production or Non GAAP measurements: we report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting import facility at which it was produced or imported. principles ( GAAP ). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and CAGR: the compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In an investment over a specified period of time longer than one year. addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. have not reconciled to non-GAAP forward-looking measures or guidance to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the general Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack exception of maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to forward). net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers. measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. It is also used by HEP management for internal analysis and HEP’s performance units. We believe that Refined Bleached Deodorized Soybean Oil (RBD SBO): primary feedstock for FAME Biodiesel currently in the U.S. accounting for 50% of this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is biodiesel production. Soybean Oil is produced by crushing Soybeans which yield 20% Oil and 80% meal. Crude Soybean Oil is then processed generating. HEP’s historical net income for prior years and fiscal quarters is reconciled to distributable cash flow in a footnote to (refined) removing impurities, color and odor. the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Renewable Diesel (RD): a fuel derived from vegetable oils or animal fats that meets the requirements of ASTM 975. Renewable diesel is distinct Condition and Results of Operations in HEP’s 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and from biodiesel. It is produced through various processes, most commonly through hydrotreating, reacting the feedstock with hydrogen under Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which are available at www.hollyenergy.com. temperatures and pressure in the presence of a catalyst. Renewable Diesel is chemically identical to petroleum based diesel and therefore has no EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income blend limit. plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a Renewable Fuel Standard (RFS): national policy administered by EPA requiring a specified volumes of different renewable fuels (primary calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts categories are ethanol and biodiesel) that must replace petroleum-based transportation fuel. included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating § Renewable Identification Number (RIN): a serial number assigned to each batch of biofuel produced until that gallon is blended with income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA gasoline or diesel resulting in the separation of the RIN to be used for compliance. RIN category (D-code) is assigned for each renewable fuel is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely pathway determined by feedstock, production process and fuel type. used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for § D6 RIN (Renewable Fuel) – corn based ethanol, must reduce lifecycle greenhouse gas emissions by at least 20% internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier’s 2021 10-K filed § D5 RIN (Advanced Biofuel) – any renewable biomass except corn ethanol that reduces lifecycle greenhouse gas emissions by at February 23, 2022, HollyFrontier’s quarterly earnings releases furnished on Form 8-K for the fourth quarter of 2021 and HF least 50% Sinclair’s future quarterly earnings releases furnished on Form 8-K, all of which are or will be available on our website, § D4 RIN (Biomass-based Diesel) – biodiesel and renewable diesel, must reduce lifecycle greenhouse gas emissions by at least www.hfsinclair.com. 50% Adjusted EBITDA: EBITDA plus adjustments for extraordinary items, other unusual or non-recurring items, each as determined in § Renewable Volume Obligation (RVO): the required volume in gallons of biofuel refiners are obligated to blend into the gasoline and diesel accordance with GAAP and identified in the financial statements, such as lower of cost or market inventory valuation adjustments, pool. EPA sets volumetric standard which are then converted to percent standards based on EIA’s projected gasoline and diesel consumption. gain on sale of real property, goodwill, long-lived asset impairments, inclusive of pro rata shares of HEP impairment of HEP § Equivalence Value (EV): a number used to determine how many RINs can be generated from one gallon of renewable fuel based on the segment, pro rata share of HEP’s gain on sales-type leases or loss on early extinguishment of debt, severance costs, restructuring energy content (Btu/gallon) and renewable content of a fuel compared to Ethanol. Ethanol EV is 1.0 RIN per gallon. Biodiesel is 1.5 RINs per charges, acquisition integration and regulatory costs, or gain on tariff settlements. Adjusted EBITDA is not a calculation based gallon and Renewable Diesel is 1.7 RINs per gallon. upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating Sour Crude: crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of quantities of sulfur equal to or less than 0.4 percent by weight. liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted condensate diluents. EBITDA is reconciled to net income under the section entitled “Reconciliations to Amounts Reported Under Generally Accepted WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low Accounting Principles” in HollyFrontier’s quarterly earnings releases furnished on Form 8-K for the fourth quarter of 2021 and on density. HF Sinclair’s future quarterly earnings releases furnished on Form 8-K, each of which are or will be available on our website, WTS: West Texas Sour, a medium sour crude oil. www.hfsinclair.com. 33

HF Sinclair Index

Crude Charge	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22*
	436,000	350,000	391,000	380,000	348,000	416,000	416,000	421,000	490-510k

*Anticipated crude charge based on guidance provided in the 2021 10-K and 2/23/2022 earnings call

Refining Index

WTI Based 321 Crack	1Q 2022				2Q 2022				3Q 2022				4Q 2022			
	Jan	Feb	Mar	1Q22	Apr	May	Jun	2Q22	Jul	Aug	Sep	3Q22	Oct	Nov	Dec	4Q22
MidCon	$17.00	$17.67														
West[1]	$23.82	$25.17														

WTI Based 321 Crack	1Q 2021				2Q 2021				3Q 2021				4Q 2021			
	Jan	Feb	Mar	1Q21	Apr	May	Jun	2Q21	Jul	Aug	Sep	3Q21	Oct	Nov	Dec	4Q21
MidCon	$11.22	$14.82	$20.77	$15.60	$20.00	$19.63	$17.21	$18.95	$21.11	$22.38	$18.49	$20.66	$18.22	$13.96	$15.85	$16.01
West[1]	$13.87	$16.40	$29.23	$19.83	$25.89	$28.65	$23.83	$26.12	$31.05	$31.44	$29.06	$30.52	$31.69	$33.65	$29.12	$31.49

Base Oil Index

VGO Based Base Oil Crack	1Q 2022				2Q 2022				3Q 2022				4Q 2022			
	Jan	Feb	Mar	1Q22	Apr	May	Jun	2Q22	Jul	Aug	Sep	3Q22	Oct	Nov	Dec	4Q22
Group I	$41.79	$15.07														
Group II	$34.16	$11.62														
Group III	$139.16	$117.25														

VGO Based Base Oil Crack	1Q 2021				2Q 2021				3Q 2021				4Q 2021			
	Jan	Feb	Mar	1Q21	Apr	May	Jun	2Q21	Jul	Aug	Sep	3Q21	Oct	Nov	Dec	4Q21
Group I	$36.07	$45.99	$74.09	$52.05	$106.68	$111.77	$113.02	$110.49	$117.97	$121.17	$118.78	$119.31	$99.86	$82.82	$68.83	$83.84
Group II	$38.08	$47.99	$78.76	$54.94	$112.04	$116.55	$119.95	$116.18	$128.59	$132.34	$127.29	$129.41	$110.53	$88.87	$64.86	$88.09
Group III	$69.76	$78.47	$101.05	$83.09	$133.35	$141.02	$155.15	$143.17	$178.26	$186.41	$178.44	$181.04	$165.69	$154.08	$153.72	$157.83

34

1. *HF Sinclair Index does not include Sinclair Refinery or Casper Refinery contribution.*

HF Sinclair Disclosure HF Sinclair's actual pricing and margins may differ from benchmark indicators due to many factors. For example: • Crude Slate differences – HF Sinclair runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. • Product Yield differences – HF Sinclair’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. • Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub-octane and ULSD) – WTI West Indicator: 40% Navajo: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI 15% Woods Cross: (60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI 45% Puget Sound: (100% Pacific Northwest Sub-octane; 100% Pacific Northwest ULSD) - WTI Lubricants Index Appendix HF Sinclair's actual pricing and margins differ from benchmark indicators due to many factors. For example: • Retail/Distribution- HF Sinclair and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. • Feedstock differences – HF Sinclair runs a variety of vacuum gas oil streams and hydrocracker bottoms across its refining system and feedstock slate may vary quarter to quarter. • Product Yield differences – HF Sinclair’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. • Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator: (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator: (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator: (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO: (US Gulf Coast Low Sulfur Vacuum Gas Oil) 35 Note: HF Sinclair Index does does not include Sinclair Refinery or Casper Refinery weighting contribution

2828 N. Harwood, Suite 1300 Dallas, TX 75201 214-954-6510 HFSinclair.com Craig Biery | VP, Investor Relations Trey Schonter | Investor Relations investors@hollyfrontier.com 214-954-6510 NYSE: DINO